Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                                  COMMON STOCK
                              AND RELATED WARRANTS
                                       of
                              ATC HEALTHCARE, INC.

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of January 12, 2007 by and among (i) ATC Healthcare, Inc., a Delaware corporation (the "Company") and (ii) Roaring Fork Capital SBIC LP ("Roaring Fork" or the "Investor") which parties have entered into this date a Common Stock and Warrant Purchase Agreement (the "Purchase Agreement") with respect to the purchase of the Company's Class A Common Stock (the "Stock") and accompanying Warrants to purchase shares of Class A Common Stock (the "Warrants"), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 11 hereof (collectively, the "Investor Permitted Transferees" and each individually an "Investor Permitted Transferee").

         WHEREAS, the Company has agreed to issue and sell to Roaring Fork, and Roaring Fork has agreed to purchase Stock from the Company, together with accompanying Warrants, all upon the terms and conditions set forth in the Purchase Agreement; and

         WHEREAS, in connection with the execution and delivery of the Purchase Agreement, the Company has agreed with Roaring Fork to provide it with the rights set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         1.       DEFINITIONS.  The  following  terms  shall  have the  meanings
provided  therefor  below:   "Effective  Date"  means  the  date  the  Mandatory
Registration Statement is declared effective by the SEC.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

                  "Investors" shall mean, collectively, Roaring Fork and the Investor Permitted Transferees; provided, however, that the term Investors shall not include Roaring Fork or any Investor Permitted Transferee that ceases to own or hold any Registrable Shares.

                  "Issuance Price" shall mean $0.30 per share of Stock, as adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or similar recapitalization affecting such share.

                  "Last Sale Price" shall mean the last sale price on the American Stock Exchange, or if the Company's Common Stock is not traded on the


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American Stock Exchange,  the reported last sale price for the Company's  Common
Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable period.

                  "Majority Holders" shall mean, at the relevant time of reference thereto, those Investors holding and/or having the right to acquire, as the case may be, more than fifty percent (50%) of the Registrable Shares held by all of the Investors.

                  "Penalty Warrants" shall mean those warrants described in paragraph 3(c) of this Agreement.

                  "Qualifying Holder" shall have the meaning ascribed thereto in
Section 11 hereof.

                  "Registrable Shares" shall mean the shares of Class A Common Stock purchased pursuant to the Purchase Agreement, the shares of Class A Common Stock purchasable upon the exercise of Warrants, and the shares of Class A Common Stock purchasable upon the exercise of the Penalty Warrants; provided, however, that such term shall not include any of such shares of Common Stock that become or have become eligible for resale pursuant to Rule 144(k).

                  "Rule  144"  shall  mean  Rule  144   promulgated   under  the
Securities Act and any successor or substitute rule, law or provision.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

                  "Trading Days" shall mean any day on which the Class A Common Stock is traded on the American Stock Exchange, or if the American Stock Exchange is not the principal trading market for the Class A Common Stock, then on the principal securities exchange or securities market on which the Class A Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Class A Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Class A Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time)

         2. EFFECTIVENESS. The Company shall be required to use commercially reasonable efforts to keep the Mandatory Registration Statement (as defined in Section 3(a)) continuously effective until such date that is the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold, (ii) the date when Roaring Fork becomes Rule 144(k) eligible or
(iiii) the third (3rd) anniversary of the date the Mandatory Registration Statement is first declared effective.

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         3. MANDATORY REGISTRATION; PIGGYBACK REGISTRATION.
            -----------------------------------------------

         (a) Within One Hundred Twenty (120) days of the Final Closing, the Company will prepare and file with the SEC a registration statement on Form S-3 or its equivalent for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the "Mandatory Registration Statement"). The Mandatory Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use reasonable efforts to cause the Mandatory Registration Statement to become effective as soon as practicable.

         (b) The offer and sale of the Registrable Shares pursuant to the Mandatory Registration Statement shall not be underwritten.

         (c) In the event the Company does not file the Mandatory Registration Statement with the SEC by the Filing Deadline (as defined below), the Company shall issue to Roaring Fork Penalty Warrants to purchase 500,000 shares of the Stock. The exercise price for the Penalty Warrants shall be equal to the lower of (i) the thirty (30) day average Last Sale Price immediately prior to the Filing Deadline or (ii) Forty-five Cents ($0.45) per share. The Penalty Warrants shall be exercisable for a period of five (5) years. Each Penalty Warrant shall be in substantially the form as attached as Exhibit B hereto. For purposes of this Agreement, the "Filing Deadline" shall be one hundred twenty (120) days following the closing of Roaring Fork's purchase of the Stock and Warrants under the Purchase Agreement (the "Final Closing").

         (d) In the event that the Mandatory Registration Statement is not declared effective by the SEC by the earlier to occur of (i) 180 days after its filing or (ii) 180 days after the Filing Deadline (the "Effectiveness Deadline"), then the Company shall issue to Roaring Fork Penalty Warrants to purchase 500,000 shares of the Stock. The exercise price for the Penalty
Warrants shall be equal to the lower of (i) the thirty (30) day average Last Sale Price immediately prior to the Effectiveness Deadline or (ii) Forty-five Cents ($0.45) per share. If on any day after the Effective Date sales of all the Registrable Securities cannot be made (other than during an Allowable Suspension Period (as defined in Section 10) pursuant to the Mandatory Registration Statement or otherwise (including, without limitation, because of a failure to keep the Mandatory Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Mandatory Registration Statement, to register a sufficient number of shares of Common Stock) (a "Maintenance Failure") then, after expiration of a single period of time not to exceed seventy-five (75) days from any such date for the Company to cure such Maintenance Failure, as liquidated damages and not as a penalty to any Investor by reason of any such delay in or reduction of its ability to sell the Stock, then the Company shall be required to pay to each Investor a payment equal to Five Percent (5%) of the Issuance Price of the Stock, on each of the following dates: (i) the initial day of a Maintenance Failure and (ii) on every thirtieth day (prorated for periods taking less than thirty days) thereafter until such Maintenance Failure is covered. Provided, that, in no event shall the aggregate amount of payments for Maintenance Failure exceed, in the aggregate, 25% of the aggregate Issuance Price. Such payments, if any, arising under this
Section 3(d) shall be payable by the Company within ten (10) business days of the expiration of the single seventy-five (75) day cure period. If such payments

                                       24
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are not made in a timely manner, the amounts due shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

         (e) If (but without any obligation to do so) at any time prior to the earlier to occur of (i) the expiration or termination of the Warrants or (ii) the date that sales of the Stock issued in connection with the Purchase Agreement can be made under Rule 144(k), the Company proposes to register any of its securities under the Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities and a registration statement relating to a PIPE (private investment public equity) or similar transaction), the Company shall, each such time, promptly give each Investor written notice of such registration. Upon the written request of an Investor given within twenty (20) days after receipt of such written notice from the Company, the Company shall cause to be included in the registration statement all of the Registrable Securities that the Investor has requested to be registered (a "Piggyback Registration Statement"); provided, however, that if the managing underwriter of any underwritten offering by the Company expresses reasonable written objection to the registration of all of the Registrable Securities, then the Registrable Securities which shall be registered in such offering on behalf of holders of Registrable Securities shall be reduced in the proportion equal to the average proportion of reduction as that of all such holders seeking registration in connection with such offering, subject to any rights granted to other holders of securities of the Company that are expressly by the terms of their agreements with the Company entitled to have priority registration rights. If, at any time after giving written notice of its intention to register any such Registrable Securities and prior to the effective date of the Piggyback Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Registrable Securities, the Company may, at its election, give written notice of such determination to each Investor and, thereupon, in the case of a determination not to register, the Company need not register any Registrable Securities in connection with such registration.

         4. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligation under Section 3 hereof to file a Mandatory Registration Statement or Piggyback Registration Statement with the SEC (collectively, a "Registration Statement") and to use its reasonable efforts to cause the Registration
Statement to become effective as soon as practicable, the Company shall, as expeditiously as reasonably possible:

                  (a)  Prepare  and  file  with  the  SEC  such  amendments  and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement;

                  (b) Furnish or otherwise make available to the Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with
         Section 4(a) above) as the Investors may reasonably request in order to facilitate the disposition of such Investors' Registrable Shares;

                  (c) Notify the Investors, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Investors will not offer or sell Registrable Shares until the Company has notified the Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the selling Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided in this
Section 4(c) and deliver copies of same as above provided in Section 4(b) hereof); and

         (d) Use commercially reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses.

         (e) The Company shall file additional registration statements or amendments to register any additional shares of Class A Common Stock that may be issuable upon exercise of Warrants or Penalty Warrants as a result of any change in the per share price of any Warrant or Penalty Warrant.

         (f) The Company shall use its best efforts either to (i) cause all of the Registrable Shares covered by a Registration Statement to be listed on the American Stock Exchange or each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

         (g) The Company shall cooperate with the Investors who hold Registrable Shares being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Shares to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

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


         5. FURNISH INFORMATION. Each Investor shall furnish to the Company such information regarding the Investor and the securities held by it as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement, unless such Investor desires to exclude its Registrable Securities from the Registration Statement.

         6. EXPENSES OF REGISTRATION. All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, and fees and disbursements of counsel and auditors for the Company, shall be borne by the Company.

         7. DELAY OF REGISTRATION. The Investors shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

         8. INDEMNIFICATION.

              (a) Notwithstanding any termination of this Agreement, the Company will indemnify and hold harmless each Investor, any investment banking firm acting as an underwriter for the Investors, any broker/dealer acting on behalf of any Investors and each officer and director of such Investor, such underwriter, such broker/dealer and each person, if any, who controls such Investor, such underwriter or broker/dealer within the meaning of the Securities Act, to the fullest extent permitted by law, against any losses, claims, damages, judgments, fines, penalties, charges, or liabilities, joint or several, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") to which they may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse such Investor, such underwriter, broker/dealer or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Claim, if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Claim to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished specifically for inclusion in the Registration Statement or any such preliminary prospectus or final prospectus by the Investors, any underwriter for them or controlling person with respect to them. The Company shall reimburse the indemnified persons promptly as such

                                       27
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expenses  are  incurred  and are due and  payable,  for any legal  fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

               (b) Notwithstanding any termination of this Agreement, each Investor will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any Claims to which the Company or any such director, officer, or controlling person may become subject to, under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the Investor specifically for inclusion in the Registration Statement, or any preliminary prospectus or final prospectus; and such Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such Claim, provided, however, that the liability of each Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such Investor from the sale of Registrable Shares covered by the Registration Statement, and provided, further, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

               (c) Promptly  after  receipt by an  indemnified  party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of the indemnifying party's participation in such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to notify the indemnifying party will not relieve him of

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any liability  which he may have to any  indemnified  party otherwise other than under this Section 8.

               (d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

         9. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Stock, Warrants or Registrable Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any Registrable Shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

         10. DEFERRAL AND LOCK-UP. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith, reasonable determination (i) that continued use by the selling Investors of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore advisable to suspend the use by the Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") after delivery by the Company of the certificate referred to above in this Section 10; provided further that no Suspension Period shall exceed forty-five (45) days and during any 365 day period shall not exceed an aggregate of ninety (90) days and the first day of any Suspension Period must be at least five (5) trading days after the last day of any prior suspension period (each, an "Allowable Suspension Period"). During the Suspension Period, none of the Investors shall offer or sell any Registrable

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Shares  pursuant  to or in  reliance  upon the  Registration  Statement  (or the prospectus relating thereto). The Company shall use commercially reasonable efforts to cause the termination of the Suspension Period to occur as promptly as practicable.

         11. TRANSFER OF REGISTRATION RIGHTS.

         (a) None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit A hereto. For purposes of this Section 11, the term "Qualifying Holder" shall mean, with respect to any Investor, any direct transferee from such Investor of those Registrable Shares held or that may be acquired by such Investor. None of the rights of any Investor under this Agreement shall be transferred or assigned to any Person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that and to the extent that such Person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act (or any successor or substitute rule) or may otherwise resell such Registrable Shares pursuant to an exemption from the registration provisions of the Securities Act.

         (b) Notwithstanding anything to the contrary contained in this Section 11, to the extent the Company previously has registered the Registrable Shares pursuant to a Registration Statement which has been declared effective by the SEC and, thereafter, an Investor assigns its Registrable Shares to any other person, the assignee shall have the right to cause the Registration Statement to be amended or the prospectus related thereto to be supplemented, in either case to name such assignee as a selling stockholder, provided that (i) the use of a post-effective amendment or a supplement to the prospectus is permitted by applicable law for such purpose, and (ii) all costs and expenses to the Company, including without limitation legal and accounting expenses, incurred to so amend such Registration Statement or supplement the prospectus shall be paid by the assignee requesting such amendment (or shared on a pro rata basis to the extent more than one assignee requests such amendment).

         12. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

         13. MISCELLANEOUS.

         (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company. The Company may not assign any of its rights or obligations arising under this Agreement without the written consent of the Majority Holders, except to the extent that such assignment is the result of a merger or consolidation of the Company.

         (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 11 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Stock, Warrants or the Registrable Shares provided that the terms and conditions of Section 11 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Stock, Warrants or Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         (c) (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "Correspondence") required or permitted to be given hereunder shall be sent by courier (overnight or same day) or telecopy or delivered by hand to the party to whom such Correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

                  (i) All Correspondence to the Company shall be addressed in the manner set forth in the Purchase Agreement.

                 (ii) All Correspondence to any Investor shall be sent to such Purchaser at the address set forth in the Purchase Agreement.

         (d) Any entity may change the address to which Correspondence to it is to be addressed by notification as provided for herein.

         (e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

         (f) This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

             [INTENTIONALLY LEFT BLANK - NEXT PAGE IS SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                 ATC HEALTHCARE, INC.



                 By:  /s/ Daniel Pess
                      ---------------------------------------------------------
                          Daniel Pess
                          Senior Vice President/Chief Financial Officer

                 ROARING FORK CAPITAL SBIC L.P.


                 BY: Roaring Fork Capital Management, LLC, its General Partner


                 By: /s/ G. Michael Machens
                     -------------------------------------------------

                 Name:    G. Michael Machens

                 Title: Manager

                                    EXHIBIT A
                                    ---------

                             INSTRUMENT OF ADHERENCE

                  Reference is hereby made to that certain Registration Rights Agreement, dated as of January 12, 2007, among ATC Healthcare, Inc., a Delaware corporation (the "Company"), Roaring Fork Capital SBIC, L.P. and the Investor Permitted Transferees, as amended and in effect from time to time (the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

                  The undersigned, in order to become the owner or holder of (i) ___ shares of Class A Common Stock or (ii) Warrant(s) to purchase ___ shares of Class A Common Stock of the Company, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in the Registration Rights Agreement that are applicable to Investor Permitted Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

                  Executed as of the date set forth below.

                               Signature:_______________________________


                               Name of Signatory:______________________

                               Title: _________________________


                               ---------------------------------------------
                               Name of Investor (if not individual)

Accepted:

ATC HEALTHCARE, INC.


By: __________________________

Name: ________________________

Title: _______________________


Date:_________________________

                                    EXHIBIT B
                                    ---------

                             FORM OF PENALTY WARRANT


                                  See Attached

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT


THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE COMPANY IS REASONABLY SATISFIED THAT THE PROPOSED SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.

                           WARRANT TO PURCHASE SHARES

                                       OF

                              CLASS A COMMON STOCK
                              --------------------

                            Void after _______, 20__

         THIS IS TO CERTIFY that, as of this ___ day of __________, 20__, for value received and subject to the provisions hereinafter set forth, Roaring Fork Capital SBIC, L. P. (the "Purchaser"), is entitled to purchase from ATC Healthcare, Inc., a Delaware corporation (the "Company"), at any time from the date hereof to and including ________, 20__ [five years from issuance] (the "Expiration Date"), at a price initially equal to _______ ($___) per share (the "Warrant Calculation Price"), Five Hundred Thousand (500,000) (the "Warrant Number") shares of the Class A Common Stock of the Company (the "Stock").

         The aggregate price for the shares of Stock purchasable hereunder shall be equal to the initial Warrant Calculation Price multiplied by the number of shares initially purchasable hereunder. Such aggregate price is herein sometimes referred to as the "Aggregate Warrant Price". The Warrant Calculation Price per share is, however, subject to adjustment as hereinafter provided (such price, or such price as last adjusted, as the case may be, being herein referred to as the "Per Share Warrant Price"). The Warrant Number is likewise subject to adjustment as hereinafter provided.

1. EXERCISE OF WARRANT. Subject to the conditions hereinafter set forth, this Warrant may be exercised in whole at any time, or in part from time to time, by the holder hereof, by delivery of a written notice in the form at the end hereof (the "Exercise Notice") duly executed at the principal office of the Company in Lake Success, New York or at such other office as the Company may designate by written notice to the holder hereof within the above-mentioned period and, at the election of the holder, either by paying to the Company the Aggregate Warrant Price (or the proportionate part thereof if exercised in part) for the shares so purchased in current funds, in which case payment shall be made in cash, by wire transfer, or by certified or official bank check, or by cashless exercise as hereinafter set forth. The holder shall not be required to deliver the original Warrant in order to effect an exercise of the Warrant. At its option, the holder may request, pursuant to Section 1, that the Company exchange this Warrant for a particular number of shares subject to the Warrant (the "Converted Warrant Shares") by delivering to the holder, without payment by the holder of the Warrant Price or any cash or other consideration, that number of shares of Stock as is equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the Fair Market Value (as determined (i) by reference to the current market price based upon the

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT


average last sale price for the three business days prior to exercise, if the Stock is publicly traded or (ii) by the Board of Directors acting in good faith if the Stock is not publicly traded) of a single share of Stock, determined in each case as of the close of business on the date of exercise of this Warrant. The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the Aggregate Warrant Price of the Converted Warrant Shares from the aggregate Fair Market Value of the Converted Warrant Shares. All other provisions of the Warrants shall apply to any such exchange of the Warrants pursuant to the terms of this Section 1.

Company's Failure to Timely Deliver Securities. If within ten (10) Trading Days after the Company's receipt of the facsimile copy of an Exercise Notice the Company shall fail to issue and deliver a certificate to the holder and register such shares of Common Stock on the Company's share register or credit the holder's balance account with DTC for the number of shares of Common Stock to which the holder is entitled upon the holder's exercise hereunder, and such failure to issue and deliver such certificate(s) continues for more than five
(5) Business Days after the Company receives written notice of non-delivery from the holder (with the total period of time of the 10 Trading Day period and 5 Business Day period referenced herein being referred to as the "Cure Period") and if on or after the expiration of the Cure Period without the delivery of the applicable certificate(s), the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock issuable upon such exercise that the holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Business Days after the holder's request and in the holder's discretion, either (i) pay cash to the holder in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the dollar volume Weighted Average Price on the date of exercise.

If this Warrant is exercised in respect of fewer than all of the shares of Stock at the time purchasable hereunder, the holder hereof shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised and setting forth the Aggregate Warrant Price applicable to such shares. Notwithstanding anything to the contrary set forth herein, this Warrant or any new Warrant issued as the result of a partial exercise hereof and all rights and options hereunder or thereunder shall expire and shall be wholly null and void to the extent this Warrant or such new warrant is not exercised before it expires at the close of business on the Expiration Date.

2. RESERVATION OF STOCK. The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and in reserve, a sufficient number of shares of its Stock to provide for the exercise of the rights represented by this Warrant; provided, however, that in the event there is at any time an insufficient number of shares of Stock reserved and available the Company shall as soon as practicable take such action as is required to increase the Company's authorized shares of Stock in order to provide a sufficient number of such shares.

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT


3.       PROTECTION AGAINST DILUTION.

         3.1 Sales of Stock Below Per Share Warrant Price. In case the Company shall issue or grant to any person (a) rights, warrants, options, exchangeable securities or convertible securities (each referred to herein as "Rights") entitling such person to subscribe for or purchase shares of Stock at a price per share less than the Per Share Warrant Price or (b) shares of Stock at a price per share less than the Per Share Warrant Price, on the date fixed for the determination of persons entitled to receive such Rights or such shares, the Per Share Warrant Price in effect immediately before the close of business on the date fixed for such determination shall be reduced by multiplying such Per Share Warrant Price by a fraction, of which (i) the numerator is the number of shares of Stock outstanding (including all shares of Stock issued or issuable upon conversion of any convertible security or upon the exercise of any rights, warrants or options) on such date plus the number of shares of Stock which the aggregate of the offering price of the total number of shares of Stock so offered for subscription or purchase pursuant to such Rights, or so issued, would purchase at the Per Share Warrant Price on such date and (ii) the denominator shall be the number of shares of Stock outstanding (including all shares of Stock issued or issuable upon conversion of any convertible security or upon the exercise of any rights, warrants or options) at the close of business on such date plus the number of shares of Stock so offered for subscription or purchase pursuant to such Rights, or so issued. If, after any such date, any such Rights or shares are not in fact issued, or are not exercised prior to the expiration thereof, the Per Share Warrant Price shall be immediately readjusted, effective as of the date such Rights or shares expire, or the date the Board of Directors determines not to issue such Rights or shares, to the Per Share Warrant Price that would have been in effect if the unexercised Rights had never been granted or such record date had not been fixed, as the case may be. Such adjustment shall be made successively whenever any such event shall occur. For the purposes of this paragraph, the aggregate of the offering price received or to be received by the Company shall include the minimum aggregate amount (if any) payable upon exercise or conversion of such Rights. The value of any consideration received or to be received by the Company, if other than cash, is to be determined by the Board of Directors in good faith.

         3.2 Stock Splits and Dividends. If outstanding shares of the Company's Stock shall be subdivided into a greater number of shares or a dividend in Stock shall be paid in respect of Stock, the Per Share Warrant Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Stock shall be combined into a smaller number of shares, the Per Share Warrant Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Per Share Warrant Price, the number of shares of Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT


         exercise of this Warrant immediately prior to such adjustment, multiplied by the Per Share Warrant Price in effect immediately prior to such adjustment, by (ii) the Per Share Warrant Price in effect immediately after such adjustment.

         3.3 Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof that is not a Change of Control (as defined herein), then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 3.2; and in each such case, the terms of this Section 3 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

         3.4 Exempted Issuances. Notwithstanding any other provision herein, the foregoing provisions of this Section 3 shall not apply to, and no adjustment shall be made to the Per Share Warrant Price for:

                  (a) shares of Stock issuable upon the exercise of options or other convertible securities previously issued pursuant to the Company's stock option, employee stock purchase or other employee benefit plan;

                  (b) shares of Stock to be issued pursuant to the Company's outstanding stock option, employee stock purchase or other employee benefit plan that total not more than 200,000 shares of Stock per employee per year and an aggregate maximum of 2,000,000 shares of Stock per year and that do not contain exercise prices that are below $0.30 per share;

                  (c) shares of Stock issuable upon conversion of shares of Series C Preferred Stock or warrants issued in connection therewith;

                  (d) shares of Stock issuable upon conversion of shares of 7% Convertible Series A Preferred Stock or 5% Convertible Series B Preferred Stock of the Company or any warrants outstanding on the date of the filing of this Designation;

                  (e) shares of Stock issuable upon conversion of Class B Common Stock;

                  (f) securities that have been approved for issuance or grant by the holders of at least a majority of the outstanding shares of Series C Preferred Stock;

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT

                  (g) securities that are issued in conjunction with an acquisition or a non-financing strategic transaction approved by the Board of Directors; provided, however, that the number of shares of Stock or securities convertible into Stock issued by the Company in conjunction with non-financing strategic transactions that are exempt from the foregoing provisions of this Section 3 shall be limited to 10% of the shares of Stock outstanding (including all shares of Stock issued or issuable upon conversion of any convertible security or upon the exercise of any rights, warrants or options) immediately prior to the date of such transaction; or

                  (h) Shares of Stock that are issued pursuant to that certain Common Stock and Warrant Purchase Agreement dated as of an even date herewith between the Company and Purchaser, pursuant to which the Purchaser is purchasing this Warrant, and the related Registration Rights Agreement referenced therein, including, without limitation, any shares of Stock to be issued in connection with any penalty or anti-dilution provision contained in such documents, any shares of Common Stock issued under the Warrants issued as part of that offering or under the terms of the Common Stock and Warrant Purchase Agreement relating thereto, and shares of Common Stock issued in private offerings completed prior to May 31, 2007 as provided in Section 7.10 of the Common Stock and Warrant Purchase Agreement, or under Warrants issued as part of those other offerings, or under the terms of the purchase agreements relating to those other offerings.

         3.5 Deferral of Small Adjustments. Any adjustment in the Per Share Warrant Price otherwise required by this Section 3 may be postponed until the date of the next adjustment otherwise required by this
         Section 3 to be made if such adjustment (together with any other adjustments postponed pursuant to this paragraph (ix) and not theretofore made) would not require an increase or decrease of more than 1 % in such Per Share Warrant Price. All calculations under this
         Section 3 shall be made to the nearest cent or to the nearest I/100th of a share, as the case may be.

         3.6 Authority of Board of Directors. The Board of Directors shall have the power to resolve any ambiguity or correct any error in this Section 3, and its action in good faith in so doing shall be final and conclusive.

         3.7 Notice of Adjustment. Whenever the Warrant Number or the Per Share Warrant Price is adjusted under this Section 3, the Company shall provide notice thereof to the holder within thirty (30) days of such adjustment.

4. MERGERS, CONSOLIDATIONS, SALES; NON-IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the performance of any of the terms of this Warrant, but will at all times in good faith take all necessary action to carry out the intent of all such terms. Without limiting the generality of the foregoing, the Company
(a) will not cause the par value of any securities receivable on exercise of this Warrant to be in excess of the amount payable therefor on such exercise, and (b) will take all action as may be necessary or appropriate so that the

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT

Company may validly and legally issue fully paid and nonassessable shares (or other securities or property deliverable hereunder) upon the exercise of this Warrant. In the event the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other entity and, following the sale or transfer, a majority of the combined voting power of the then-outstanding securities of the other corporation or entity immediately after the sale or transfer is held in the aggregate by the holders of Voting Stock (as defined below) immediately prior to the sale or transfer, then, as a condition of such sale or transfer, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Stock immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Stock equal to the number of shares of Stock immediately theretofore so purchasable hereunder had such sale or transfer not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Warrant Number and the Per Share Warrant Price) shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Warrant. The Company shall not effect any such sale or transfer unless prior to or simultaneously with the consummation thereof, the entity purchasing such assets shall assume by written instrument, reasonably satisfactory to the holder of this Warrant, executed and mailed or delivered to the holder of this Warrant, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

5. DISSOLUTION OR LIQUIDATION. In the event of any proposed distribution of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 4 shall be applicable) the Company shall mail notice thereof to the holder of this Warrant and shall make no distribution to shareholders until the expiration of 30 days from the date of mailing of the aforesaid notice and, in any such case, the holder of this Warrant may exercise this Warrant within 30 days from the date of the mailing of such notice, and all rights herein granted not so exercised within such 30 day period shall thereafter become null and void.

6. CHANGE OF CONTROL; FUNDAMENTAL TRANSACTIONS.

         (a) Change of Control. In the event of a Change of Control, as defined below, the Company shall provide notice thereof to the holder of this Warrant at least ten (10) days prior to the contemplated closing date or occurrence of such Change of Control (the "Contemplated Closing Date"). Upon the Purchaser's receipt of the Company's notice of a Change of Control, the Purchaser may, at its option, elect to exercise this Warrant pursuant to Section 1 hereof. Should the Purchaser decline or fail to exercise this Warrant before 5:00 p.m. New York, New York time on the Contemplated Closing Date, then this Warrant shall immediately prior to the closing of the Change of Control be deemed to have been exercised by cashless exercise, as provided for in Section 1 hereof, without any further action on the part of the Purchaser, and all rights and options hereunder shall expire and shall be wholly null and void. In the case of a cashless exercise pursuant to this Section, from and after the Contemplated

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT

Closing Date, the Purchaser shall be deemed the holder of record of the securities issuable upon exercise of this Warrant, and this Warrant shall represent only the right to receive, upon return of the Warrant to the Company for cancellation, a certificate representing the securities issuable to the Purchaser upon exercise of this Warrant.

For purposes of this Warrant,  a "Change of Control" shall be deemed to occur if
(A) any of the following occur:

         (i) The Company is merged, consolidated or reorganized into or with another corporation or other entity, and as a result of the merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of the corporation or entity immediately after the transaction is held in the aggregate by the holders of Voting Stock immediately prior to the transaction;

         (ii) The Company sells or otherwise transfers all or substantially all of its assets to another corporation or other entity and, as a result of the sale or transfer, less than a majority of the combined voting power of the then-outstanding securities of the other corporation or entity immediately after the sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to the sale or transfer; or

         (iii) Any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) that holds less than 5% of the Voting Stock of the Company outstanding on the date of the first issuance of any of the Warrants becomes the beneficial owner of a majority of the Voting Stock.;

         and (B) the per share price for any such transaction mentioned in (A) above is at least $1.35 per share of Stock.

For purposes of this Warrant, the term "Voting Stock" means the capital stock of the Company of any class or series entitled to vote generally in the election of directors.

         (b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction that is not a Change of Control unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 6 pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Required Holders. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the "Company" shall

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT

refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of this Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to such Fundamental Transaction. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

7. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the holder hereof would, except for the provisions of this paragraph, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the Fair Market Value of such fractional share over the proportional part of the Per Share Warrant Price represented by such fractional share.

8. FULLY PAID STOCK; TAXES. The Company covenants and agrees that the shares of stock represented by each and every certificate for its Stock to be delivered on any exercise of this Warrant shall, at the time of such delivery, be duly authorized, validly issued and outstanding and be fully paid and nonassessable. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes, other than taxes on income, which may be payable in respect of this Warrant or any Stock or certificates therefor upon the exercise of the rights herein provided for pursuant to the provisions hereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT

stock certificates in the name other than that of the holder of the Warrant converted, and any such tax shall be paid by such holder at the time of presentation.

9. CLOSING OF TRANSFER BOOKS. The holder of this Warrant shall continue to have the right to exercise this Warrant even during a period when the stock transfer books of the Company for its Stock are closed. The Company shall not be required, however, to deliver certificates of its Stock upon such exercise while such books are duly closed for any purpose, but the Company may postpone the delivery of the certificates for such Stock until the opening of such books, and they shall, in such case, be delivered forthwith upon the opening thereof, or as soon as practicable thereafter.

10. RESTRICTIONS ON TRANSFERABILITY OF WARRANTS AND SHARES; COMPLIANCE WITH SECURITIES ACT; EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT. This Warrant and the Stock issued upon the exercise hereof, and any security into which such Stock may be convertible ("Underlying Stock") shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended, or any similar Federal statute at the time in effect (the "Securities Act") in respect of the transfer of any Warrant or any such Stock or any security into which such Stock may be convertible.

         10.1 Assignments Generally. Except as may otherwise be expressly provided herein, this Warrant is exchangeable, without expense, at the option of the holder, upon presentation and surrender of the Warrant to the Company, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Stock purchasable hereunder. Any assignment shall be made by surrender of this Warrant to the Company with the Form of Assignment annexed hereto duly executed and funds sufficient to pay any transfer tax, provided the Company has received an opinion or other evidence satisfactory to the Company that the transfer will be in compliance with the provisions of the Securities Act of 1933, as amended, or any similar Federal statute at the time in effect (the "Securities Act") in respect of the transfer of this Warrant. Upon compliance with the express provisions of this Section 10, the Company shall, without charge, cause to be executed and delivered a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof to the Company together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the holder hereof.

          10.2 Certain Assignments Following Registration. Notwithstanding anything to the contrary contained herein, if the Company has registered the Underlying Stock pursuant to a Registration Statement which has been declared effective by the Securities and Exchange Commission (SEC) and, thereafter, the holder purports to assigns all or a portion of the Underlying Stock to any other person, the assignee shall have the right to cause the Registration Statement to be amended or the prospectus related thereto to be supplemented (at the expense of the Company), in either case to name such assignee as a selling

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT

         stockholder, provided that the use of a post-effective amendment or a supplement to the prospectus is permitted by applicable law for such purpose.

         10.3 Restrictive Legends. Each Warrant shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant.

         Each certificate for shares of Underlying Stock initially issued upon the exercise of any Warrant and each certificate for shares of Underlying Stock issued to a subsequent transferee of such certificate shall, if not registered for resale, bear on the face thereof a legend reading substantially as follows:

         THE SHARES OF CLASS A COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE COMPANY IS REASONABLY SATISFIED THAT THE PROPOSED SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.

         10.4 Removal of Legend. In the event that the Company shall receive an opinion of its counsel or counsel of the holder, which opinion is reasonably acceptable to it, that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144 of the General Rules and Regulations of the Securities and Exchange Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing the Restricted Stock or issue new certificates without such legend in lieu thereof. The Company shall also remove the legend if the Underlying Stock has been registered for resale with the SEC.

11. PARTIAL EXERCISE AND PARTIAL ASSIGNMENT. If this Warrant be exercised in part only, the holder hereof shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised as provided in paragraph 1 hereof. If this Warrant is partially assigned, this Warrant shall be surrendered at the principal office of the Company (with the partial assignment form at the end hereof duly executed), and thereupon a new Warrant shall be issued to the holder hereof covering the number of shares not assigned and setting forth the proportionate Aggregate Warrant Price applicable to such shares not assigned. The assignee of such partial assignment of this Warrant shall also be entitled to receive a new Warrant covering the number of shares so assigned and setting forth the proportionate Aggregate Warrant Price applicable to such assigned shares.

12. REGISTRATION RIGHTS. A holder of a Warrant is entitled to any and all applicable registration rights as set forth in that certain Registration Rights Agreement, dated January 12, 2007, relating to the Common Stock of the Company and this and other Warrants.

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT

13. LOST, STOLEN WARRANTS, ETC. In case any Warrant shall be mutilated, stolen or destroyed, the Company may issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant, and upon receipt of indemnity satisfactory to the Company.

14. WARRANT HOLDER NOT SHAREHOLDER. This Warrant does not confer upon the holder hereof any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof as hereinbefore provided.

15. SEVERABILITY. Should any part of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Warrant without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

16. NOTICE. All notices and other communications required or permitted to be given under any Agreement shall be deemed given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, overnight delivery or confirmed facsimile transmission to the parties at the following address or fax number:

                  To the Company at:

                           ATC Healthcare, Inc.
                           1983 Marcus Avenue
                           Lake Success, NY  11042

                           Attention:  Chief Financial Officer
                           Facsimile:  (516) 750-1754

                  With a copy to:

                           David J. Hirsch, Esquire
                           Keevican Weiss Bauerle & Hirsch LLC
                           11th Floor, Federated Investors Tower
                           1001 Liberty Avenue
                           Pittsburgh, PA  15222
                           Facsimile:  (412) 355-2609

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT

                  To the Purchaser at:

                           The address set forth in the Purchase Agreement under which the Purchaser acquired, among other things, this Warrant.

or, as to either party or any subsequent holder of this Warrant, to such other address and/or facsimile number as such party designates by written notice to the other party or parties.

17.      CERTAIN DEFINITIONS.

         (a) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

         (b) "DTC" means The Depository Trust Company and its Fast Automated Securities Transfer Program.

         (c) "Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

         (d) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated association, any other entity and a government or any department or agency thereof.

         (e) "Required Holders" means the holders of the Warrants representing at least a majority of shares of the Underlying Stock.

         (f) "Successor Entity" means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT


         (g) "Trading Day" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that "Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

         (h) "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average closing price for such security on the Principal Market during the immediately preceeding ten (10) business days, or, if the foregoing does not apply, the dollar volume-weighted average closing price of such security in the over-the-counter market on the electronic bulletin board for such security during the immediately preceeding ten (10) business days, as reported by Bloomberg, or, if no dollar volume-weighted average closing price is reported for such security by Bloomberg for such ten (10) day period, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.) for such ten (10) day period. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

18.      CALL OPTION.

         18.1 Option to Call Warrants. The Company shall be entitled to call this Warrant if the Company's Stock trades at or above One and 35/100 Dollars ($1.35) (as adjusted for any stock dividends, splits, combinations, recapitalizations and the like with respect to the Stock) for twenty (20) out of thirty (30) consecutive Trading Days with an average daily trading volume of over 150,000 shares and there is an effective registration statement registering the shares underlying both the Series C Preferred Stock and Warrants.

         18.2 Call Price. The call price for the Warrant shall be One Cent ($0.01) multiplied by the Warrant Number then in effect.

         18.3 Notice. Notice of a call of this Warrant under this Section 18 shall be mailed by overnight courier and by fax, addressed to the holder. The notice shall state, as appropriate, the following and may contain such other information as the Company deems advisable: (a) the call date, which shall be at least thirty (30) days after the "notice date" as defined herein (b) the aggregate call price for the Warrant, and (c) the place where the Warrant is to be surrendered. The "notice date" shall be the date such notice is mailed. Any notice mailed as provided in this Section 18.3 shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT


         18.4 Effectiveness of Call. If notice of the call of the Warrant has been duly given then, notwithstanding that the Warrant has not been surrendered for cancellation, on and after the call date this Warrant shall cease to be outstanding and all rights with respect to this Warrant shall forthwith on such notice date cease and terminate, except only the right of the holder hereof to receive the amount payable on such call without interest.

19.      MISCELLANEOUS.

         (a) This Warrant shall be governed by, construed and enforced in accordance with the law of the State of Delaware, without regard to its conflict of laws principles.

         (b) The agreements which are contained herein shall survive the exercise of this Warrant to the extent applicable thereafter.

         (c) This Warrant was originally issued to Roaring Fork Capital SBIC, L.P. on _______, 20__.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the day and year first set forth above.

                                          ATC HEALTHCARE, INC.



                                          By:    __________________________

                                          Name: ___________________________

                                          Title: __________________________

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT

                                   ASSIGNMENT
                                   ----------

FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint __________________________, attorney, to transfer the said Warrant on the books of the within named Company.



___________________________________

By_________________________________

Its________________________________

Dated:  ___________________________

           FORM OF PENALTY WARRANT UNDER REGISTRATION RIGHTS AGREEMENT


                               PARTIAL ASSIGNMENT
                               ------------------


FOR VALUE  RECEIVED  ______________________________  hereby  sells,  assigns and transfers unto _______________________________ that portion of the within Warrant and the rights evidenced thereby which will an the date hereof entitle the holder to purchase __________ shares of Class A Common Stock of ATC
Healthcare, Inc., and does hereby irrevocably constitute and appoint __________________________, attorney, to transfer that part of the said Warrant on the books of the within named Company.

___________________________________

By_________________________________

Its________________________________

Dated:  ___________________________

                                 EXERCISE NOTICE
                                 ---------------

     (To be completed and signed only upon an exercise of the Warrant in whole or in part)

TO:      ATC Healthcare, Inc.:

The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, ______ shares of Class A Common Stock (or other securities or property), and herewith makes payment as follows:

_____ By payment of $____________ therefor in cash, by certified or official bank check or such other form of payment as may be permitted under the Warrant.

____  By cashless exercise.

The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:                      _____________________________________________
Address:                   _____________________________________________
Social Security Number:    _____________________________________________
Deliver to:                _____________________________________________
Address:                   _____________________________________________

If the foregoing Exercise Notice evidences an exercise of the Warrant to purchase fewer than all of the Shares (or other securities or property) to which the undersigned is entitled under such Warrant, please issue a new Warrant, of like date and tenor, for the remaining portion of the Warrant (or other securities or property) in the name(s), and deliver the same to the address(e'
s), as follows:

Name:                      ______________________________________________
Address:                   ______________________________________________

DATED:   ____________________, 200__

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(Social Security or Taxpayer Identification               (Name of Holder)
         Number of Holder)
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                                                       (Signature of Holder or
                                                        Authorized Signatory)
Signature Guaranteed:

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